December 29, 2025
As amended January 28, 2026

Prospectus

Tactical Multi-Purpose Fund

Trading Symbol: (TMPFX)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Annual Fund Operating Expenses	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Investment Risks	2
Performance	7
ADDITIONAL SUMMARY INFORMATION	9
Management	9
Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
ADDITIONAL INFORMATION ABOUT THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	10
Investment Objective	10
Principal Investment Strategies	10
More About the Fund’s Permitted Principal Investments	10
Principal Investment Risks	12
CHANGES IN INVESTMENT OBJECTIVE OR POLICIES	18
PORTFOLIO HOLDINGS	18
CYBERSECURITY RISKS	19
ABOUT THE ADVISER	19
DETERMINATION OF NET ASSET VALUE	20
HOW TO PURCHASE AND REDEEM SHARES	21
POLICY ON MARKET TIMING	23
DIVIDENDS AND DISTRIBUTIONS	24
TAXES	24
FINANCIAL HIGHLIGHTS	27
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Objective

The Tactical Multi-Purpose Fund (the “Fund”) seeks positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.25%
Other Expenses	644.85%
Acquired Fund Fees and Expenses[2]	0.10%
Total Annual Fund Operating Expenses	645.20%
Fee Waiver and/or Expense Reimbursement[3]	(644.10)%
Net Annual Fund Operating Expenses	1.10%

1	Fisher Asset Management, LLC d/b/a Fisher Investments (the “Adviser”) has voluntarily agreed to waive the management fee for the Fund because a substantial portion of the assets invested in the Fund is expected to be from client accounts separately managed by the Adviser.

2	Acquired Fund Fees and Expenses are fees and expenses incurred by the Fund in connection with its investments in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

3	The Adviser has contractually agreed to waive its management fee and/or to reimburse the Fund’s other expenses in order to limit total annual Fund operating expenses to 1.00% of the Fund’s average daily net assets through December 31, 2030 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees (the “Board”); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board upon sixty days’ written notice to the Adviser. Each expense payment by the Adviser (but not management fee waiver) is subject to recoupment by the Adviser from the Fund in the three years following the date the particular expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the expense payment and any expense limitation in effect at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the Adviser’s agreement to waive fees and/or reimburse expenses for one-, three- and five-years only.

Although your actual costs could be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$39,667

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies

The Fund is available only to clients of the Adviser whose accounts are managed by the Adviser on a discretionary basis. The Fund is designed to be used by the Adviser to facilitate moving groups of clients into and out of defensive and special situation investments efficiently based on the Adviser’s perceptions of market risks and opportunities. Much of the time the Fund may be limited in size, with its assets invested in cash and cash equivalents, such as money market funds and other short-term fixed income instruments. If the Adviser perceives heightened risks in markets, it may invest substantial amounts of its clients’ assets in the Fund in positions designed to be defensive (cash and cash equivalents) or in positions (such as short sales, options, futures, swaps and other derivatives, including inverse securities that may be leveraged) designed to take advantage of anticipated declines in markets, in particular sections of the market or in individual securities. If the Adviser perceives opportunities in particular special situation investments, the Adviser may invest substantial amounts of its clients’ assets in the Fund in positions (such as options, futures, swaps and other derivatives) designed to take advantage of the perceived opportunities.

In pursuing its strategy, the Fund may hold domestic and/or foreign (including emerging markets) securities and other instruments linked to equity securities, commodities, currencies, currency exchange rates, credit and interest rates that may include derivatives (including futures, options on futures, swaps, forwards, and exchange-traded notes), money market instruments, common stocks of any market capitalization and other equity-like securities (including preferred stock, warrants, rights, and depositary receipts), fixed-income securities (including U.S. and non-U.S. Government obligations, sovereign and high-yield debt), shares of other mutual funds and exchange-traded funds. The Fund is not limited as to the maturity of its fixed-income investments. The Fund is not limited as to the debt quality of its fixed-income investments. The Fund may also sell securities short. The Fund’s investments in different types of securities may vary significantly based on current or anticipated market conditions. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies or other assets (e.g., commodities or currencies) than a diversified fund.

Principal Investment Risks

The value of any investment in the Fund will change with market conditions, and investors may lose money. The Fund is not appropriate for all investors, and is not meant to be a complete investment program. Market conditions can cause securities and other assets held by the Fund to lose money rapidly and unpredictably.

Management Risk. The success of the Fund’s investment strategy is highly dependent on the correctness of the Adviser’s perception of the risks and opportunities in the markets. To the extent the Adviser’s perceptions are incorrect (or a perception is correct, but the timing of the Fund’s investment to take advantage of the perception is premature), the Fund could incur losses, which may be significant.

General Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Credit Risk. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.

Derivatives Risk. The Fund may make use of futures, options, swaps and exchange-traded notes, which are derivatives and employ specialized trading techniques such as options trading to increase its exposure to certain selected securities. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund predominantly employs these techniques as hedging tools but may on occasion use these techniques speculatively to enhance returns. These techniques are riskier than many investment strategies and may result in greater volatility for the Fund. Derivative risks include the risk that losses could be greater than the amount invested.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Trading Halt Risk. Certain major exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract’s price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell options or futures contracts. In such an event, the Fund also may be required to use a “fair-value” method to price its outstanding contracts.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over-the-counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Commodity Risk. When the Fund invests in commodities-related securities, including ETFs and trusts that invest in commodities, or derivatives linked to commodities, it will be subject to additional risks. The value of funds and trusts that invest in commodities, and derivatives linked to commodities, such as gold is highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on many factors. ETFs that invest in commodities may make extensive use of derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk.

Counterparty Risk. The use of swaps and exchange-traded notes involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements and exchange-traded notes may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement or exchange-traded note if the counterparty defaults or becomes bankrupt.

Short Sale Risk. If the price of stocks which the Fund has borrowed and sold to other investors has gone up since the time the Fund borrowed the stocks and sold them, the Fund will lose money on the investment. Although the Fund’s gain is limited by the amount for which it sold the borrowed security, its potential loss is unlimited. A mutual fund that engages in short selling is more risky than other mutual funds that do not engage in short selling.

Non-Diversification Risk. Because the Fund is non-diversified, it may invest in the securities of a limited number of issuers or other assets. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers or other assets (e.g., commodities or currencies), the Fund is subject to the risks of investing in those few issuers or other assets, and may be more susceptible to a single adverse economic or regulatory occurrence.

Allocation Risk. The Adviser may allocate the Fund’s assets in ways that will not perform as well as the general market.

Stock Risk. Because stocks are generally more volatile than fixed-income securities, the risk of losses is often higher for funds holding stocks than for those investing only in fixed-income securities. Recently, the financial markets have experienced various periods of extreme stress, which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short-term volatility of a fund.

Fixed-Income Securities Risk. The Fund may purchase investment grade and high yield debt securities. Investment grade securities are those securities that at the time of purchase are rated within the four highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) (Baa or higher), Standard & Poor’s Corporation (“S&P”) (BBB or higher), (or other nationally recognized securities ratings organizations) or securities that are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four ratings, though considered investment grade, are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. Subsequent to its purchase by the Fund, a rated security may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, but such an event will not require the Fund to dispose of the security.

Interest Rate Risk. The market value of fixed income securities in which the Fund invests and, thus, the Fund’s net asset value (“NAV”), can be expected to vary inversely with changes in interest rates.

U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk bonds”, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Smaller Capitalization Companies Risk. The Fund may invest a substantial portion of its assets in companies with modest capitalization, as well as start-up companies. While the Adviser believes that small and medium-sized companies as well as start-up companies can at times provide greater growth potential than larger, more mature companies, investing the securities of these companies also involves greater risk, potential price volatility and cost. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than are typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. Trading in securities of these companies tends to be more costly compared to larger companies. As a result, the Fund could incur a loss even if it sells such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

Underlying Investment Risk. Other investment companies including mutual funds and ETFs, and other underlying investments including ETNs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

ETF Risk: ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies or individual ETFs in which the Fund invests.

Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Mutual Fund Risk: Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.

Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Exchange Traded Notes Risk: Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Money Market Fund Risk: Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the value of shares of the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

Foreign Investing Risk. The Fund may purchase foreign securities, including equity-like securities and fixed-income securities. These securities may involve additional risks, including the possibility that political, economic or social instability in the foreign country in which a security is issued might significantly lower its valuation. Foreign issuers are not subject to the same reporting and regulatory requirements found in the United States. Also, changes in the value of foreign currencies versus the U.S. dollar can affect the value of the Fund’s foreign investments. For example, a decline in the value of a foreign currency will reduce the value of foreign investments denominated in that currency.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Foreign Currency Risk. To the extent that the Fund invests in foreign currencies, it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between foreign currencies and the U.S. dollar. Currency risk may be particularly high to the extent that the Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These emerging markets currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Currency Exchange Rate Risk. The Fund may enter into forward foreign currency exchange contracts for both hedging and non-hedging purposes. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Foreign exchange rates can be extremely volatile and the degree of volatility and the degree of volatility of the market or in the direction of the market from that anticipated by the adviser may result in losses to the Fund.

High Portfolio Turnover Risk. The Adviser may use the Fund as a vehicle to help manage the investments of the Adviser’s separate account and other clients. Because the Adviser may cause large investments to be made in and out of the Fund relative to its size during such periods, the Fund’s assets could vary significantly from time to time. These changes in asset size could cause the Fund to incur relatively high transaction costs in managing its portfolio investments, such as increased brokerage commissions and the recognition of taxable gains.

Structured Investments Risk. Structured investments such as exchange-traded notes, involve the same risks as those of the underlying asset and of derivative instruments. In addition, regulatory or tax considerations may change during the term of a structured investment, creating additional risk that the investment may not perform as anticipated.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Highest Quarter:	03/31/2024	1.22%
Lowest Quarter:	09/30/2021	(0.30)%

The Fund’s year to date return as of September 30, 2025 was 2.84%.

Average Annual Total Returns (for periods ended 12/31/2024)

Tactical Multi-Purpose Fund	One Year	Five Years	Since Inception (03/30/2017)
Before Taxes	4.26%	1.41%	0.85%
After Taxes on Distributions	2.56%	0.76%	0.44%
After Taxes on Distributions and Sale of Fund Shares	2.52%	0.81%	0.48%
Bloomberg U.S. Treasury Index(1) (reflects no deduction for fees, expenses, or U.S. taxes)	0.58%	(0.68)%	0.75%
ICE BofA 3-Month U.S. Treasury Bill Index(2) (reflects no deduction for fees, expenses, or U.S. taxes)	5.28%	2.48%	2.23%

(1)	The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The Bloomberg Index includes securities with remaining maturity of at least one year. Individuals cannot invest directly in an index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

(2)	The ICE BofA 3-Month U.S. Treasury Bill Index (the “ICE Index”) comprises a single issue purchased at the beginning of the month and held for a full month. Each month the ICE Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. The ICE Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The returns of the index presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling 1-800-550-1071.

ADDITIONAL SUMMARY INFORMATION

Management

Investment Adviser

Fisher Asset Management, LLC, doing business as Fisher Investments, is the Fund’s investment adviser.

Investment Policy Committee

The Fund is managed by the Adviser’s Investment Policy Committee (“IPC”), which currently consists of the following five members:

IPC Member	Primary Titles with the Adviser	Managed the Fund Since
Kenneth L. Fisher	Executive Chairman, Co-Chief Investment Officer	January, 2017
Jeffery Silk	Vice Chairman & Co-Chief Investment Officer	January, 2017
William Glaser	Executive Vice President Portfolio Management, Co-Chief Investment Officer	January, 2017
Aaron Anderson	Senior Vice President of Research	January, 2017
Michael Hanson	Senior Vice President of Research	April, 2017

Purchase and Sale of Fund Shares

Minimum Initial Investment

NONE

Minimum Additional Investment

NONE

You may only purchase or redeem shares if you have entered into an advisory contract with the Adviser that is managed by the Adviser on a discretionary basis. Purchase and redemption orders are effected based on instructions from the Adviser in its capacity as discretionary investment adviser. Please see the “How To Purchase and Redeem Shares” section.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective

The Fund seeks positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets as its investment objective. The objective may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. The following section explains the principal investment strategies that the Adviser uses in pursuit of the Fund’s objective and the major risks to which an investment in the Fund is subject.

Principal Investment Strategies

The Fund is available only to clients of the Adviser whose accounts are managed by the Adviser on a discretionary basis. The Fund is designed to be used by the Adviser to facilitate moving groups of clients into and out of defensive and special situation investments efficiently based on the Adviser’s perceptions of market risks and opportunities. Much of the time the Fund may be limited in size, with its assets invested in cash and cash equivalents, such as money market funds and other short-term fixed income instruments. If the Adviser perceives heightened risks in markets, it may invest substantial amounts of its clients’ assets in the Fund in positions designed to be defensive (cash and cash equivalents) or in positions (such as short sales, options, futures, swaps and other derivatives, including inverse securities that may be leveraged) designed to take advantage of anticipated declines in markets, in particular sections of the market or in individual securities. If the Adviser perceives opportunities in particular special situation investments, the Adviser may invest substantial amounts of its clients’ assets in the Fund in positions (such as options, futures, swaps and other derivatives) designed to take advantage of the perceived opportunities.

In pursuing its strategy, the Fund may hold domestic and/or foreign (including emerging markets) securities and other instruments linked to equity securities, commodities, currencies, currency exchange rates, credit and interest rates that may include derivatives (including futures, options on futures, swaps, forwards, and exchange-traded notes), money market instruments, common stocks of any market capitalization and other equity-like securities (including preferred stock, warrants, rights, and depositary receipts), fixed-income securities (including U.S. and non-U.S. Government obligations, sovereign and high-yield debt), shares of other mutual funds and exchange-traded funds. The Fund is not limited as to the maturity of its fixed-income investments. The Fund is not limited as to the debt quality of its fixed-income investments. The Fund may also sell securities short. The Fund’s investments in different types of securities may vary significantly based on current or anticipated market conditions. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies or other assets than a diversified fund.

The Fund may sell holdings based on, but not limited to, a shift in the Adviser’s outlook for the appropriateness of the underlying strategy; a change in security specific fundamentals causing the continued holding of such security to no longer match the strategic attributes for which the purchase was made originally; or the need for risk control or diversification purposes. The Fund may sell a given security or other asset regardless of how long it has been held in the portfolio, and whether the sale is at a gain or loss. High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

More About the Fund’s Permitted Principal Investments

Certain of the securities in which the Fund may invest are further described below.

Money Market Instruments. Money market instruments are short-term, high-quality instruments denominated in U.S. dollars or other freely convertible currency including, but not limited to, short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. finance company obligations, corporate commercial paper, obligations of banks and repurchase agreements.

Derivatives. The Fund expects to use derivatives, including futures, options, exchange-traded notes and swaps, to seek additional returns, avoid losses or earn additional income. Investments are considered derivatives when their value is determined or “derived” from the performance of underlying assets, interest rates or indices in which the security does not actually represent ownership. The price movements of derivatives may be more volatile than those of other securities, and their use often involves greater than ordinary investment risk. The Fund may use these techniques both for hedging and non-hedging purposes.

Over the past several years, new legislation and regulations have been adopted for many types of derivatives such as swaps. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. The U.S. Commodity Futures Trading Commission (the “CFTC”) limits the Fund’s ability to use futures in reliance on certain CFTC exemptions. If the Fund could not satisfy the requirements for the amended exemption, the investment strategy, disclosure and options of the Fund would need to comply with the additional regulations governing commodity pools.

Futures and Options. The Fund may use futures contracts and related options for hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other non-hedging purposes.

Short Sale Transactions. From time to time, the Fund may engage in short selling activities. The Fund’s short positions represent stocks that the Fund has borrowed from their owners, and then sold to other investors. The Fund remains obligated to return the borrowed stocks to their owners. To do this, the Fund will have to purchase the borrowed stocks back at some point in the future and pay whatever the market price for those stocks may then be.

Structured Investments. Structured investments (e.g., exchange-traded notes) are financial instruments and contractual obligations that are designed to provide a specific risk-reward profile. Generally, structured instruments combine characteristics of two or more different types of financial instruments. The terms of these investments may be contractually “structured” by the purchaser and the issuer (which is typically associated with an investment banking firm) of the instrument. Structured investments may have certain features of equity and debt securities, but may also have features of derivative instruments.

Swap Agreements. The Fund may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Risks inherent in the use of swaps of any kind include: (1) swap contract may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

Equity-Like Securities. The term equity-like securities, as used in this prospectus, refers to common stock, preferred stock, warrants, rights and depositary receipts.

Other Investment Companies and Exchange Traded Funds (“ETFs”). Other investment companies and ETFs in which the Fund invests may not be able to replicate the exact performance of the indices they track and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company or ETF.

Foreign Securities. The Fund may invest without limitation in securities of foreign issuers through sponsored and un-sponsored depositary receipts or directly in the securities of foreign issuers. Foreign fixed-income securities that may be purchased by the Fund include debt obligations issued or guaranteed by foreign governments, their subdivisions, agencies or instrumentalities or foreign central banks; securities of foreign banks and other foreign business entities; securities indexed in or denominated in foreign currencies or by supranational entities that have been constituted by the governments of several countries to promote economic development, such as The World Bank and The Asian Development Bank.

Fixed-Income Securities. Fixed-income securities will primarily be investment grade, although the Fund may invest in domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s). The Fund is not limited as to the maturity of its fixed-income investments.

Principal Investment Risks

The value of any investment in the Fund will change with market conditions, and investors may lose money. The Fund is not appropriate for all investors, and is not meant to be a complete investment program. Market conditions can cause securities and other assets held by the Fund to lose money rapidly and unpredictably.

Management Risk. The success of the Fund’s investment strategy is highly dependent on the correctness of the Adviser’s perception of the risks and opportunities in the markets. To the extent the Adviser’s perceptions are incorrect (or a perception is correct, but the timing of the Fund’s investment to take advantage of the perception is premature), the Fund could incur losses, which may be significant.

General Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. For example, the COVID-19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the impactsof events described above would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Derivatives Risk. The price movements of derivatives may be more volatile than those of other securities, and their use often involves greater than ordinary investment risk. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. There is no guarantee that the Fund’s use of derivatives will be successful in achieving returns or reducing losses. Any unlisted options purchased are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Additionally, with respect to the Fund’s investment in derivatives, losses could be greater than the amount invested.

There also is the risk that the counterparty to a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payments of principal and/or interest, or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions, such as foreign currency transactions. As a result, in instances where the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Futures and Options Risk. To the extent the Fund invests in futures and options, there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures. There may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Futures. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Options. The Fund may lose the entire put option premium paid if the underlying security does not decrease in value at expiration. Put options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility. Written call and put options may limit the Fund’s participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position.

Trading Halt Risk. Certain major exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract’s price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell options or futures contracts. In such an event, the Fund also may be required to use a “fair-value” method to price its outstanding contracts.

Swap Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Commodity Risk. When the Fund invests in commodities-related securities, including ETFs and trusts that invest in commodities, or derivatives linked to commodities, it will be subject to additional risks. The value of funds and trusts that invest in commodities, or derivatives linked to commodities, such as gold, is highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on many factors. ETFs that invest in commodities may make extensive use of derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk.

Precious Metals Risk: Prices of precious metals and of precious metal-related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Energy Industry Risk: The risks of investments in the energy industry, such as oil and gas, include: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; and risk for environmental damage claims. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.

Counterparty Risk. The use of swaps and exchange-traded notes involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements and exchange-traded notes may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement or exchange-traded note if the counterparty defaults or becomes bankrupt.

Non-Diversification Risk. Because the Fund is non-diversified, it may invest in the securities of a limited number of issuers or other assets. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers or other assets (e.g. commodities or currencies), the Fund is subject to the risks of investing in those few issuers or other assets, and may be more susceptible to a single adverse economic or regulatory occurrence.

Allocation Risk. The Adviser may allocate the Fund’s assets in ways that will not perform as well as the general market.

Stock Risk. Because stocks are generally more volatile than fixed-income securities, the risk of losses is often higher for funds holding stocks than for those investing only in fixed-income securities. Recently, the financial markets have experienced a period of extreme stress, which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short-term volatility of a fund.

Fixed-Income Securities Risk. Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The market value of all debt obligations is affected by changes in prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If prevailing interest rates decline, the market value of debt obligations generally increases. If prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

Interest Rate Risk. The market value of fixed income securities in which the Fund invests and, thus, the Fund’s NAV, can be expected to vary inversely with changes in interest rates. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s NAV.

U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk bonds”, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Companies Risk. Large company stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Smaller Capitalization Companies Risk. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than are typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. Trading in securities of these companies tends to be more costly compared to larger companies. As a result, the Fund could incur a loss even if it sells such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

Underlying Investment Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Additional risks of investing in ETFs and mutual funds are described below:

ETF Risk: ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies or individual ETFs in which the Fund invests.

Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Mutual Fund Risk: Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.

Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Exchange Traded Notes Risk: Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Money Market Fund Risk: Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the value of shares of the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

Foreign Investing Risk. The Fund may purchase foreign securities, including equity-like securities and fixed-income securities. These securities may involve additional risks, including the possibility that political, economic or social instability in the foreign country in which a security is issued might significantly lower its valuation. Foreign issuers are not subject to the same reporting and regulatory requirements found in the United States. Also, changes in the value of foreign currencies versus the U.S. dollar can affect the value of the Fund’s foreign investments. For example, a decline in the value of a foreign currency will reduce the value of foreign investments denominated in that currency. Foreign investment in certain foreign government debt is restricted or controlled to varying degrees, and the Fund makes no guarantee as to payment of principal or interest of any fixed-income security. Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, which may reduce the net return to shareholders.

Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Foreign Currency Risk. To the extent that the Fund invests in foreign currencies, it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between foreign currencies and the U.S. dollar. Currency risk may be particularly high to the extent that the Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These emerging markets currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Currency Exchange Rate Risk. The Fund may enter into forward foreign currency exchange contracts for both hedging and non-hedging purposes. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Foreign exchange rates can be extremely volatile and the degree of volatility and the degree of volatility of the market or in the direction of the market from that anticipated by the adviser may result in losses to the Fund.

High Portfolio Transaction Risk. The Adviser plans to use the Fund as a vehicle to help manage the investments of the Adviser’s separate account and other clients. Because the Adviser may cause large investments to be made in and out of the Fund relative to its size during such periods, the Fund’s assets could vary significantly from time to time. These changes in asset size could cause the Fund to incur relatively high transaction costs in managing its portfolio investments, such as increased brokerage commissions.

Structured Investments Risk. Structured investments such as exchange-traded notes, involve the same risks as those of the underlying asset and of derivative instruments. In addition, regulatory or tax considerations may change during the term of a structured investment, creating additional risk that the investment may not perform as anticipated.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

CHANGES IN INVESTMENT OBJECTIVE OR POLICIES

The Board may change the Fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are disclosed quarterly within 60 days of the end of each fiscal quarter, in the annual report and semi-annual report to Fund shareholders, and in the quarterly holdings report on Form N-PORT. Investors may obtain copies of the annual and semi-annual reports free of charge by contacting your Fisher Investments investment counselor at 1-800-550-1071 or 6500 International Pkwy, Ste 2050, Plano, Texas 75093 or at the Fund’s website at https://inst40acttsr.com/.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which can be found at the Fund’s website at https://inst40acttsr.com/.

CYBERSECURITY RISKS

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

ABOUT THE ADVISER

Fisher Asset Management, LLC, doing business as Fisher Investments, located at 6500 International Pkwy, Ste 2050, Plano, Texas 75093, is the Fund’s investment adviser. The Adviser supervises and manages the investment portfolio of the Fund, and subject to such policies as the Board may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio. As of August 31, 2025, the Adviser managed over $348 billion for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. Kenneth L. Fisher, the founder, Chairman, and Co-Chief Investment Officer of the Adviser, controls the Adviser.

For its services, the Fund pays the Adviser a monthly management fee at an annual rate equal to 0.25% of the Fund’s average daily net assets. The Adviser has also voluntarily agreed to waive the management fee for the Fund because a substantial portion of the assets invested in the Fund is expected to be from client accounts separately managed by the Adviser.

The Adviser has contractually agreed to waive its management fee and/or to reimburse the Fund for a portion of other expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) in order to limit the Fund’s total annual operating expenses to 1.00% of the Fund’s average daily net assets. This contractual agreement is in effect through December 31, 2030 and may not be terminated prior to this date except by the Board upon sixty days’ written notice to the Adviser.

Each expense payment by the Adviser (but not management fee waiver) is subject to recoupment by the Adviser from the Fund in the three years following the date the particular expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the expense payment and any expense limitation in effect at the time of the recoupment.

During the fiscal year ended August 31, 2025, the Adviser received a fee equal to 0.00% of the average daily net assets of the Fund, after fee waivers and reimbursements.

A discussion regarding the basis for the Board’s renewal of the Fund’s investment management agreement with the Adviser is available in the Fund’s Form N-CSR dated February 28, 2025.

Investment Policy Committee (“IPC”)

The Fund is managed by the IPC, which currently consists of the following five members:

IPC Member	Business Experience During the Past Five Years	Years with Adviser’s Business
Kenneth L. Fisher	Executive Chairman (since July 2016), Co-Chief Investment Officer (since June 2012), Chief Executive Officer (1979 – June 2016), and Chief Investment Officer (1979 - May 2012) of the Adviser; majority shareholder and former Chief Executive Officer of Fisher Investments, Inc.; founding member of the IPC; founder of Fisher Investments as a sole proprietorship in 1979, which incorporated as Fisher Investments, Inc. in 1986. In 2005, Fisher Investments, Inc. reorganized as the Adviser, Fisher Asset Management, LLC, doing business as Fisher Investments. At that time, Fisher Investments, Inc. became the holding company of the Adviser.	46
Jeffery Silk	Vice Chairman (since 2005) and Co-Chief Investment Officer (since June 2012) of the Adviser. Member of the IPC (since 1988).	42
William Glaser	Executive Vice President Portfolio Management (since June 2012), Co-Chief Investment Officer (since 2022), and Research Manager (January 2005 – May 2012) of the Adviser. Member of the IPC (since 2011).	26
Aaron Anderson	Senior Vice President of Research since October 2012, Research Team Leader (June 2012 - September 2012), Research Manager (January 2011 – May 2012), Content Manager (February 2009 – December 2010), Client Services Program Manager (August 2008 – February 2009), and Research Analyst (March 2006 – August 2008) of the Adviser. Member of the IPC (since 2011).	21
Michael Hanson	Senior Vice President of Research (since September 2016), Capital Markets Team Leader (October 2012 – September 2016), and Securities Research Team Leader (January 2010 – October 2012) of the Adviser. Member of the IPC (since 2017).	24

The Fund’s Statement of Additional Information provides additional information about each IPC member’s compensation, other accounts managed by each IPC member and each IPC member’s ownership of securities in the Fund.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s NAV per share. The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange are valued at the last sales price reported by the primary exchange on which the securities are listed. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded on a securities exchange for which a last-quoted price is not readily available will be valued at the last bid price.

In the event that market quotations are not readily available or are considered unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. When pricing securities using its fair valuation policies and procedures, the Valuation Designee seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Valuation Designee at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Valuation Designee’s fair value methodology is inappropriate. The Valuation Designee will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

HOW TO PURCHASE AND REDEEM SHARES

Shares of the Fund may only be purchased on behalf of clients of the Adviser who have entered into an investment advisory contract with the Adviser. Purchase, exchange and redemption (sell) orders are effected based on instructions from the Adviser (in its capacity as discretionary investment adviser to its client) to the broker-dealer or financial intermediary where such client’s account is maintained. Purchase, exchange and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Fund. Shares of the Fund may be purchased, exchanged and redeemed each day that the NYSE is open for business. The Fund reserves the right to reject any purchase request.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, it is possible that conditions may exist in the future which would, in the opinion of the Board, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the NAV per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

If you are not certain of the requirements for a redemption please call the Adviser at 1-800-550-1071. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the U. S. Securities and Exchange Commission (the “SEC”)) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Eligible Investors

The Fund is available only to clients of the Adviser. To engage the Adviser, please call 1-800-550-1071 and ask to speak with an investment professional. The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be a client of the Adviser and each investor, by purchasing shares, agrees to any such redemption.

Minimum Initial Investment

There is no minimum initial investment.

The Fund may not accept your account if you are investing for another person as attorney-in-fact. The Fund also may not accept accounts with a “Power of Attorney” in the registration section of the account application.

Through Your Broker or Financial Institution

The Adviser requires all investment advisory clients to maintain custody/trading accounts with a broker-dealer or financial institution. All purchase, exchange and redemption orders through these accounts are effected based on instructions by the Adviser and these orders will be executed at the NAV next determined after the order is received by such organization in proper form. The Fund has authorized one or more brokers to receive on their behalf purchase, exchange and redemption orders and these organizations are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. In addition, these organizations may charge transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options. These organizations may be the shareholders of record of your shares.

Summary of Shareholder Fees

Below are fees that may be paid by shareholders of the Fund, some of which have been addressed above:

Annual IRA Custodial Fee	$25.00
Removal of excess contribution or Roth conversion/recharacterization	$25.00
Outbound Wire	$15.00
Returned ACH/Bounced Check	$25.00
IRA Withdrawal Fee (transfer or redemption)	$25.00
Overnight Delivery	$35.00
Statement Retrieval Fee	$25.00

Lost Shareholders, Inactive Accounts and Unclaimed Property

Certain states have unclaimed property laws that may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

POLICY ON MARKET TIMING

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund.

Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, performs automated monitoring of short-term trading activity with respect to the Fund. Instances of suspected short-term trading are investigated by the administrator’s compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then Ultimus notifies the Fund’s adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Fund through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts—in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing. Ultimus reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Shareholder Reports and Information

The Fund will provide statements and reports regarding the status of your investment account. After each transaction that affects the account balance or account registration, you will receive a confirmation statement. All shareholders also receive quarterly account statements. Financial reports are provided to shareholders on a semi-annual basis.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-550-1071 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Inactivity Period

Your Fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

DIVIDENDS AND DISTRIBUTIONS

The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any net realized capital gains at least annually. These distributions, if any, are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions, if any, will consist primarily of net realized capital gains.

TAXES

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The net investment dividend income you receive, whether or not reinvested, generally will be taxed as ordinary income. However, distributions of “qualified dividend income” (generally, dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at the same maximum federal income tax rate applicable to net capital gains (currently 20%).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders once a year, and may make additional distributions as it deems desirable at any other time during a particular year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares.

Currently, long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal income tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital up to the investor’s adjusted basis in the Fund. Distributions exceeding income and gains, and the investor’s adjusted basis, may be taxed as capital gains.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividends and capital gain distributions are not cashed within 180 days; or

●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS 24% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding periods to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities generally include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default lot identification method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund for the periods shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, iares included in the Fund’s Form N-CSR for the fiscal year ended August 31, 2025, which is available upon request and without charge.

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Selected Per Share Data:
Net asset value, beginning of year	$10.17	$10.11	$9.80	$9.84	$9.93

Investment operations:
Net investment income (loss)	0.35	0.43	0.33	(0.04)	(0.09)
Net realized and unrealized gain (loss)	0.01	0.01	(0.02)	— (a)	—
Total from investment operations	0.36	0.44	0.31	(0.04)	(0.09)

Less distributions to shareholders from:
Net investment income	(0.41)	(0.38)	—	—	—
Total distributions	(0.41)	(0.38)	—	—	—

Net asset value, end of year	$10.12	$10.17	$10.11	$9.80	$9.84
Total Return(b)	3.64%	4.52%	3.16%	(0.41)%	(0.91)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$27	$26	$25	$24	$25
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of gross expenses to average net assets before waiver and reimbursement	645.10%	630.32%	657.38%	644.19%	635.29%
Ratio of net investment income (loss) to average net assets	3.55%	4.27%	3.30%	(0.44)%	(0.91)%
Portfolio turnover rate	—%	—%	—%	—%	—%

(a)	Rounds to less than $0.005 per share.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

For More Information

For investors who want more information about the Fund the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of the Fund’s annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Adviser at:

Fisher Investments
6500 International Pkwy, Ste 2050
Plano, Texas 75093
1-800-550-1071

Because shares of the Fund are not generally made available to the public at large, the Fund’s SAI and shareholder reports are not available on the Adviser’s website. These documents are available on the Fund’s website at https://inst40acttsr.com/.

Information about the Fund (including the SAI and other reports) is available on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Unified Series Trust SEC Investment Company Act file number is 811-21237.)